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                                                                   EXHIBIT 10.41

                                 FIRST AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT
                 BETWEEN STAR TOBACCO AND PHARMACRUTICALS, INC.
                 AND FINOVA CAPITAL CORPORATION, BUSINESS CREDIT

              This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of April 12, 2000 by and between FINOVA CAPTIAL CORPORATION, BUSINESS CREDIT ("FINOVA") and STAR TOBACCO AND PHARMACEUTICALS, INC., ("BORROWER"), in light of the following:

              WHEREAS, Borrower and FINOVA entered into a Loan and Security Agreement dated January 20, 2000 (as amended from time to time, the "Loan Agreement"). Capitalized terms used herein shall have the meanings set forth in the Loan Agreement unless specifically defined herein); and

              WHEREAS, Borrower and FINOVA wish to amend the Loan Agreement set forth herein:

              NOW THEREFORE, in consideration of the mutual promises and agreements of the parties hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

              1. Section 2.1 of the Loan Agreement is deleted in its entirety and replaced with the following:

                     2.1 REVOLVING ADVANCES. Upon the request of Borrower, made at any time during the term hereof, and so long as no Event of Default exists, FINOVA shall, in its sole discretion, make advances (the Revolving Advances) to Borrower in an amount equal to eighty percent (80%) of the aggregate outstanding amount of Eligible Accounts; PROVIDED, HOWEVER, that in no event shall the aggregate amount of the outstanding Revolving Advances be greater than, at any time, the sum of Seven Million Five Hundred Thousand Dollars ($7,500,000) (the Revolving Advance Limit). FINOVA may reduce its advance rates on Eligible Accounts, reduce the Revolving Advance Limit or establish reserves with respect to borrowing availability if FINOVA determines, in its sole discretion, that there has occurred, or is likely to occur, an impairment of the prospect of repayment of all or any portion of the Obligations, the value of the Collateral or the validity or priority of FINOVA's security interests in the Collateral.

              2. Borrower affirms, ratifies and confirms its Obligations under the Loan Agreement, acknowledges that all of the terms and conditions in the Loan Agreement (except as amended herein) remain in full force and effect and further


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acknowledges that the security interest granted to FINOVA in the Collateral is valid and perfected.

              3. Borrower is not aware of any events which now constitute, or with the passage of time or the giving of notice would constitute, an Event of Default under the Loan Agreement.

              4. This Amendment constitutes the entire agreement of the parties in connection with the subject matter of this Amendment and cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Amendment.

              5. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, and all of such counterparts together shall constitute but one and the same agreement.

              6. In consideration of the increase to the Revolving Advance Limit granted hereby, Borrower shall pay FINOVA a fee of Twenty Two Thousand Five Hundred Dollars ($22,500), which shall be fully earned and due and payable on the date hereof.

              7. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Arizona.

              IN WITNESS WHEREOF, Borrower and FINOVA have executed this Amendment as of the date first written above.


                                          FINOVA CAPITAL CORPORATION,
                                          BUSINESS CREDIT, a Delaware
                                          Corporation

                                          By:
                                             -----------------------------------
                                          Print Name:
                                          Title/Capacity:

                                          STAR TOBACCO AND
                                          PHARMACEUTICALS, INC., a Virginia
                                          Corporation

                                          By:
                                             -----------------------------------
                                          Print Name:
                                          Title/Capacity


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                              OFFICER'S CERTIFICATE

The undersigned, a duly authorized officer of STAR TOBACCO & PHARMACEUTICALS, INC. ("Borrower"), certifies to FINOVA CAPITAL CORPORATION ("FINOVA") as follows:

1. Borrower has requested that FINOVA amend the Loan and Security Agreement dated January 20, 2000 (as amended, the "Loan Agreement") as provided in the First Amendment to Loan and Security Agreement dated the date hereof (the "Amendment").

2. No further corporate approvals or authorizations are necessary for Borrower to execute the Amendment.

3. As of the date set forth below, (a) all of the representations and warranties in the Loan Agreement are true and accurate, and (b) no "Event of Default" (as defined in the Loan Agreement) has occurred and is continuing.


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